ASSET MANAGEMENT FUND

SUPPLEMENT DATED JUNE 20, 2016

TO statement of Additional Information dated MARCH 1, 2016,

Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

Ultra Short Mortgage Fund – ASARX

Short U.S. Government Fund - ASITX

IMPORTANT NOTICE

The Board of Trustees of the Asset Management Fund has approved the liquidation of the AMF Short U.S. Government Fund on or around June 23, 2016 (the “Liquidation Date”). After the Liquidation Date all references to the AMF Short U.S. Government Fund are removed.

Effective June 3, 2016, Shay Assets Management, Inc., the Adviser to the Funds, has changed its name to Austin Atlantic Asset Management Co. Therefore, the Fund’s prospectus is supplemented to change all references to the Adviser, Shay Assets Management, Inc., to Austin Atlantic Asset Management Co.

Effective June 20, 2016 Shay Financial Services, Inc., the Distributor to the Funds has changed its name to Austin Atlantic Capital, Inc., respectively. Therefore, the Fund’s prospectus is supplemented to change all references to the Distributor, Shay Financial Services, Inc., to Austin Atlantic Capital, Inc.

Effective June 24, 2016 the mailing address for the Adviser and the Distributor is amended to 1 Alhambra Plaza, Suite 100, Coral Gables, FL 33134.

Effective April 1, 2016, for the Large Cap Equity Fund (the “Fund”), Jonathan Marmolejos has been added as a portfolio manager for the Fund. Accordingly, the following changes are made to the prospectus:

The “Portfolio Managers” section on pages 22-23 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The portfolio managers of the Investment Adviser manage the Funds’ portfolio as a team. The portfolio managers responsible for the day-to-day management of each Fund’s investments, except the Large Cap Equity Fund, are Sean Kelleher and Maggie Bautista. The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio are Robert C. Jones, Ana I. Galliano and Jonathan Marmolejos. The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of May 15, 2016.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	2	$157,000,000	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	5	$162,000,000	0

Maggie Bautista	Registered investment companies:	2	$157,000,000	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	8	$162,000,000	0

Robert C. Jones	Registered investment companies:	1	$5,000,000	1
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	4	$42,000,000	0

Ana I. Galliano	Registered investment companies:	1	$5,000,000	1
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	4	$42,000,000	0

Jonathan Marmolejos	Registered investment companies:	1	$5,000,000	1
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	4	$42,000,000	0

Mr. Jones, Ms. Galliano and Mr. Marmolejos are dual employees of the Investment Adviser and S2. The other accounts for Mr. Jones, Ms. Galliano and Mr. Marmolejos listed above are accounts they manage as employees of S2 and for which they are compensated by S2. This may cause potential conflicts of interest for Mr. Jones, Ms. Galliano and Mr. Marmolejos. The Investment Adviser believes that these potential conflicts are mitigated by the Large Cap Equity Fund’s investments primarily in large liquid stocks, the use of investment models by Mr. Jones, Ms. Galliano and Mr. Marmolejos in managing the Large Cap Equity Fund and other accounts and the Adviser’s oversight of Mr. Jones’, Ms. Galliano’s and Mr. Marmolejos’ management of the Fund. As employees of the Investment Adviser, Mr. Jones, Ms. Galliano and Mr. Marmolejos are subject to the Investment Adviser’s compliance policies and procedures.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Funds’ investment strategies and the investment strategies of the other accounts managed by the portfolio managers. Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser or managed by the portfolio managers. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser or managed by the portfolio managers. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund. For the Large Cap Equity Fund, all trades for the Fund are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Jones, Ms. Galliano and Mr. Marmolejos.

The Adviser compensates the portfolio managers for their management of the Funds. The portfolio managers of the Ultra Short Mortgage Fund and The Short U.S. Government Fund are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. They may receive all or some combination of salary and annual discretionary bonus, and are eligible to participate in the Adviser’s benefit plans. The portfolio managers of the Large Cap Equity Fund are paid a fixed salary, the payment of which may be adjusted annually based on the size and performance of the fund as well as other discretionary factors, such as how much time the managers are required to spend on the Fund. Because of the Large Cap Equity Fund managers’ dual employment status, and that they divide their time between the Investment Adviser and S2, they do not participate in the Investment Adviser’s benefit plans. The Investment Adviser does not offer any deferred or long term compensation plans.

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of May 15, 2016:

Portfolio	Ultra Short Mortgage	Short U.S. Government	Large Cap Equity
Manager	Fund	Fund	Fund
Sean Kelleher	$100,000 - 500,000	$0	$500,001 - 1,000,000
Maggie Bautista	$0	$0	$1 - 10,000
Robert C. Jones	$0	$0	$0
Ana I. Galliano	$0	$0	$0
Jonathan Marmolejos	$0	$0	$0

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard,

Suite 150,

Columbus, Ohio 43215